UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 6, 2024

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
(858)
677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
☐
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 1.01	Entry into a Material Definitive Agreement
On November 6, 2024, Retail Opportunity Investments Corp., a Maryland corporation (the “
Company
”), Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “
Partnership
”), Montana Purchaser LLC, a Delaware limited liability company (“
Buyer 1
”), Mountain Purchaser LLC, a Delaware limited liability company (“
Buyer 2
”), Big Sky Purchaser LLC, a Delaware limited liability company (“
Buyer 3
” and, together with Buyer 1 and Buyer 2, collectively, “
Parent
”), Montana Merger Sub Inc., a Maryland corporation and a wholly-owned subsidiary of Parent (“
Merger Sub I
”), and Montana Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of Merger Sub I (“
Merger Sub II
” and, together with Merger Sub I and Parent, the “
Parent Parties
”), entered into an Agreement and Plan of Merg
er (the “
Merger Agreement
”). Ca
pitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.
Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the Mergers (the “
Closing
”), (i) Merger Sub II will merge with and into the Partnership, with the Partnership being the surviving limited partnership (the “
Partnership Merger
”), and (ii) immediately following the consummation of the Partnership Merger, Merger Sub I will merge with and into the Company, with the Company surviving such merger as the surviving corporation and as a wholly-owned subsidiary of Parent (the “
Company Merger
” and together with the Partnership Merger, the “
Mergers
”). The board of directors of the Company (the “
Company Board
”) has declared the Company Merger advisable, recommended approval of the Company Merger to the Company’s stockholders, and approved the Merger Agreement, the Mergers and the other transactions contemplated thereby. Parent, Merger Sub I and Merger Sub II are affiliates of Blackstone Real Estate Partners X L.P. (the “
Guarantor
”), which is an affiliate of Blackstone Inc. (“
Blackstone
”).
Merger Consideration
Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Company Merger (the “
Company Merger
Effective Time
”), each share of common stock, $0.0001 par value per share, of the Company (“
Company Common Stock
”) that is issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to $17.50 (the “
Common Stock Merger Consideration
”), without interest.
Notwithstanding the foregoing, each share of Company Common Stock held immediately prior to the Company Merger Effective Time by the Company, the Partnership, and each of their respective subsidiaries, or by Parent, Merger Sub I or Merger Sub II, if any, will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no payment will be made in respect thereof nor will any right inure or be made with respect thereto in connection with or as a consequence of the Company Merger.
Company Restricted Stock Awards
Pursuant to the terms and conditions of the Merger Agreement, effective as of immediately prior to the Company Merger Effective Time, each award of restricted Company Common Stock (each, a “
Company Restricted Stock Award
”) that is outstanding as of immediately prior to the Company Merger Effective Time, will automatically be cancelled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product obtained by multiplying (i) the aggregate number of shares of Company Common Stock subject to the Company Restricted Stock Award immediately prior to the Company Merger Effective Time by (ii) the Common Stock Merger Consideration (with any time vesting conditions deemed fully satisfied and performance goals applicable to such Company Restricted Stock Award deemed satisfied at maximum performance).
Operating Partnership
Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Partnership Merger (the “
Partnership Merger Effective Time
”), each OP Unit of the Partnership (“
Partnership Units
”) that is issued and outstanding immediately prior to the Partnership Merger Effective Time will be automatically cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to the Common Stock Merger Consideration, without interest (the “
Partnership Unit Merger Consideration
”), or in lieu of receiving the Partnership Unit Merger Consideration, each qualifying holder of a Partnership Unit may elect to retain such Partnership Unit as an OP Unit in the Surviving Partnership.
Notwithstanding the foregoing, each Partnership Unit held by the Company or any wholly-owned subsidiary of the Company immediately prior to the Partnership Merger Effective Time will be unaffected by the Partnership Merger and will remain outstanding as a Partnership Unit of the Surviving Partnership. In addition, each Partnership Unit held immediately prior to the Partnership Merger Effective Time by Parent, Merger Sub I, Merger Sub II or any of their respective wholly-owned subsidiaries, if any, will automatically be cancelled and will cease to exist, and no payment will be delivered in exchange therefor.
Partnership LTIP Units
Pursuant to the terms and conditions of the Merger Agreement, as of immediately prior to the Partnership Merger Effective Time each LTIP Unit (as defined in the Partnership LPA) that has vested in accordance with the terms of the relevant Vesting Agreement (as defined in the Partnership LPA) and the Merger Agreement (with any time vesting conditions deemed fully satisfied and performance goals applicable to such Partnership LTIP Units deemed satisfied at maximum performance) (each, a “
Vested LTIP Unit
”) will be converted into a number of Partnership Units in accordance with the applicable terms of the Partnership LPA and the applicable Vesting Agreement. The Partnership Units issued in respect of the Vested LTIP Units will be treated as Partnership Units for purposes of the Merger Agreement.

Representations, Warranties and Covenants
The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the Closing. The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by the Parent Parties.
Closing Conditions
The consummation of the Mergers is subject to certain customary closing conditions, including, among others, (i) approval of the Company Merger and the Merger Agreement by the affirmative vote of the holders of Company Common Stock entitled to cast a majority of votes entitled to be cast on the Company Merger (the “
Required Company Stockholder Approval
”), (ii) the absence of a law or order restraining, enjoining, rendering illegal or otherwise prohibiting the consummation of the Mergers, and (iii) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement). The Merger Agreement requires the Company to convene a stockholders’ meeting for the purpose of obtaining the Required Company Stockholder Approval.
Prohibitions on Solicitations of Transactions
The Company has agreed not to solicit or enter into an agreement regarding an Acquisition Proposal or Inquiry (each as defined in the Merger Agreement), and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public
information to a third party in connection with, any Acquisition Proposal or Inquiry. However, the Company may, prior to obtaining the Required Company Stockholder Approval, engage in discussions or negotiations and provide non-public
information to a third party that has made an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the non-solicit
provisions of the Merger Agreement if the Company Board determines in good faith, after consultation with its financial and outside legal advisors, that such Acquisition Proposal constitutes a Superior Proposal (as defined in the Merger Agreement) or could reasonably be expected to lead to a Superior Proposal.
Prior to obtaining the Required Company Stockholder Approval, the Company Board may, in certain circumstances
, effect an Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with specified notice and other conditions set forth in the Merger Agreem ent.

Termination of the Merger Agreement; Termination Fee
The Merger Agreement may be terminated under certain circumstances by the Company, including prior to obtaining the Required Company Stockholder Approval, if, after following certain procedures and adhering to certain restrictions, the Company Board effects an Adverse Recommendation Change in connection with a Superior Proposal and the Company enters into a definitive agreement providing for the implementation of a Superior Proposal. In addition, Parent may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if the Company Board effects an Adverse Recommendation Change. Upon a termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $78 million. In certain other circumstances, Parent will be required to pay the Company a reverse termination fee of $239 million upon termination of the Merger Agreement.
Limited Guarantee
Also on November 6, 2024, in connection with the execution of the Merger Agreement, the Guarantor delivered to Parent a Guarantee (as defined in the Merger Agreement) in favor of the Company to guarantee, subject to the terms and limitations contained therein, Parent’s payment obligations with respect to the reverse termination fee and certain expenses under the Merger Agreement. The maximum aggregate liability of the Guarantor under the Guarantee will not exceed $239 million (plus interest for any late payment), plus the reasonable, documented out-of-pocket
costs and expenses (including fees and disbursements of counsel) incurred by the Company in connection with any litigation or other proceeding brought by the Company to enforce its rights under the Guarantee if it prevails in such litigation or proceeding.
Dividends or Distributions
During the term of the Merger Agreement, the Company and the Partnership may not pay dividends or distributions, other than (A) the payment on January 10, 2025 of the regular quarterly cash dividend and distribution on the Company Common Stock and the OP Partnership Units, respectively, in the amount of $0.15 per share or unit to holders of record on December 20, 2024, (B) dividends or distributions required for the Company to maintain its respective status as a REIT under the Code or to avoid the incurrence of any income or excise taxes by the Company, (C) the Partnership
Year-End
Distribution (as defined in the Merger Agreement) and (D) the Company
Year-End
Distribution (as defined in the Merger Agreement).
The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide stockholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, the Partnership, Parent or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Partnership, Parent, Merger Sub I and Merger Sub II or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Partnership, Parent, Merger Sub I and Merger Sub II and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the Securities and Exchange Commission.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 6, 2024, the Company Board approved and adopted an amendment (the “Bylaw Amendment”) to the Company’s Second Amended and Restated Bylaws (the “
Bylaws
”), to add a new Article XIV that provides that the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for state law claims for (a) any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law (the “MGCL”), or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Company, (c) any claim, or any action or proceeding asserting a claim, of breach of any duty owed by any director or officer or other agent or employee of the Company to the Company or to the stockholders of the Company, (d) any claim, or any action or proceeding asserting a claim, against the Company or any director or officer or other agent or employee of the Company arising under or pursuant to any provision of the MGCL, the charter or bylaws, or (e) any action or proceeding asserting a claim against the Company or any director or officer or other agent or employee of the Company that is governed by the internal affairs doctrine, and any record or beneficial stockholder of the Company who commenced such an action shall cooperate in a request that the action be assigned to the Court’s Business and Technology Case Management Program. The Bylaw Amendment also provides that the United States District Court for the District of Maryland, Northern Division will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting solely a cause of action arising under the Securities Act of 1933, as amended. The Bylaw Amendment became effective on November 6, 2024.
The foregoing description of the Bylaw Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes certain disclosures which contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended, including but not limited to those statements related to the Mergers, including financial estimates and statements as to the expected timing, completion and effects of the Mergers. When used herein, the words “believes,” “anticipates,” “projects,” “should,” “estimates,” “expects,” “guidance” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the Mergers on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the Mergers; (ii) potential litigation relating to the Mergers that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Mergers will harm the Company’s business, including current plans and operations, including during the pendency of the Mergers; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Mergers that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the

Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Statements Regarding Forward-Looking Information” and “Risk Factors” in the Company’s most recent Annual Report on Form
10-K,
as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “
SEC
”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the Mergers, will be more fully discussed in the proxy statement that will be filed by the Company with the SEC in connection with the Mergers. There can be no assurance that the Mergers will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from what the Company may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of the Company’s forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
There can be no assurance that the Mergers will be completed, or if it is completed, that it will close within the anticipated time period. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. The Company cautions that you should not place undue reliance on any of
the Company’s forward-looking statements.
Important Additional Information and Where to Find It
This communication is being made in connection with the Mergers. In connection with the Mergers, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Mergers with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Mergers at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.roireit.net). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 11250 El Camino Real, Suite 200, San Diego, CA 92130.
Participants in the Solicitation
The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Mergers. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Mergers, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Mergers (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 6, 2024 by and among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP, Montana Purchaser LLC, Mountain Purchaser LLC, Big Sky Purchaser LLC, Montana Merger Sub Inc. and Montana Merger Sub II LLC

3.1	First Amendment to the Second Amended and Restated Bylaws of Retail Opportunity Investments Corp., dated November 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation
S-K.
The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit, or any section thereof, upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Date: November 6, 2024	By:	/s/ Michael B. Haines
Name: Michael B. Haines Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines Title: Chief Financial Officer